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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 14, 2004

                         PACKAGING DYNAMICS CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      000-49741                 32-0009217
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

  3900 WEST 43RD STREET, CHICAGO, ILLINOIS                        60632
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (773) 843-4000
              (Registrant's telephone number, including area code)
                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

            On September 20, 2004, Packaging Dynamics Corporation (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting under Item 2.01 the completion of its acquisition of all the issued and outstanding shares of 3141276 Canada Inc. ("Parent"), the parent company of Papercon, Inc. This Form 8-K/A amends such Form 8-K to provide the required historical financial statements and other information with respect to Parent and the required pro forma financial information with respect to the acquisition and related financing transactions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

            (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            Audited combined financial statements of 3141276 Canada Inc. as of December 31, 2003 and 2002, and for each of the three fiscal years in the period ended December 31, 2003 are attached hereto as Exhibit 99.1.

            Unaudited condensed combined financial statements of 3141276 Canada Inc. as of June 30, 2004 and 2003, and for each of the six month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

            (b) PRO FORMA FINANCIAL INFORMATION.

            Unaudited pro forma condensed combined statements of operations and notes thereto of Packaging Dynamics Corporation and 3141276 Canada Inc. for the year ended December 31, 2003 and for the nine months ended September 30, 2004 are attached hereto as Exhibit 99.3.

            (c) EXHIBITS.

EXHIBIT NO.       DESCRIPTION
-----------       -----------
Exhibit 23        Consent of Gifford Hillegass & Ingwersen, LLP

Exhibit 99.1      Audited combined financial statements of 3141276 Canada Inc.
                  as of December 31, 2003 and 2002, and for each of the three fiscal years in the period ended December 31, 2003

Exhibit 99.2      Unaudited condensed combined financial statements of 3141276
                  Canada Inc. as of June 30, 2004 and 2003, and for each of the six month periods ended June 30, 2004 and 2003

Exhibit 99.3 Unaudited pro forma condensed combined statements of operations and notes thereto of Packaging Dynamics Corporation and 3141276 Canada Inc. for the year ended December 31, 2003 and for the nine months ended September 30, 2004

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PACKAGING DYNAMICS CORPORATION

Dated: November 29, 2004                     By: /s/ PATRICK T. CHAMBLISS
                                                --------------------------------
                                                Patrick T. Chambliss
                                                Vice President and Chief
                                                Financial Officer
                                                (Principal Financial Officer)
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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
Exhibit 23        Consent of Gifford Hillegass & Ingwersen, LLP

Exhibit 99.1      Audited combined financial statements of 3141276 Canada Inc.
                  as of December 31, 2003 and 2002, and for each of the three fiscal years in the period ended December 31, 2003

Exhibit 99.2      Unaudited condensed combined financial statements of 3141276
                  Canada Inc. as of June 30, 2004 and 2003, and for each of the six month periods ended June 30, 2004 and 2003

Exhibit 99.3 Unaudited pro forma condensed combined statements of operations and notes thereto of Packaging Dynamics Corporation and 3141276 Canada Inc. for the year ended December 31, 2003 and for the nine months ended September 30, 2004